     As filed with the Securities and Exchange Commission on August 7, 1997

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /x/
Filed by a party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement             / /  Confidential, for Use of
                                                   the Commission Only
/x/  Definitive Proxy Statement                    (as permitted by Rule
                                                   14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          MUNIVEST PENNSYLVANIA INSURED FUND
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)  Total fee paid:

--------------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials:


--------------------------------------------------------------------------------
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

--------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)  Filing Party:

--------------------------------------------------------------------------------

(4)  Date Filed:

--------------------------------------------------------------------------------

                       MUNIVEST PENNSYLVANIA INSURED FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                 NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

                               SEPTEMBER 18, 1997


TO THE SHAREHOLDERS OF MUNIVEST PENNSYLVANIA INSURED FUND:

     Notice is hereby given that the 1997 Annual Meeting of Shareholders (the 'Meeting') of MuniVest Pennsylvania Insured Fund (the 'Fund') will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 18, 1997 at 11:15 a.m. for the following purposes:

          (1) To elect a Board of Trustees to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Trustees has fixed the close of business on July 25, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 4, 1997, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

                                          By Order of the Board of Trustees


                                          PHILIP M. MANDEL
                                          Secretary

Plainsboro, New Jersey
Dated: August 7, 1997

                                PROXY STATEMENT

                            ------------------------

                       MUNIVEST PENNSYLVANIA INSURED FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                      1997 ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

                               SEPTEMBER 18, 1997

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of MuniVest Pennsylvania Insured Fund, a Massachusetts business trust (the 'Fund'), to be voted at the 1997 Annual Meeting of Shareholders of the Fund (the 'Meeting'), to be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 18, 1997 at 11:15 a.m. The approximate mailing date of this Proxy Statement is August 11, 1997.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Trustees to serve for the ensuing year and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Trustees has fixed the close of business on July 25, 1997 as the record date (the 'Record Date') for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 4,024,856 shares of beneficial interest, par value $.10 per share ('Common Shares'), and 1,100 auction market preferred shares, par value $.05 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ('AMPS'). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding Common Shares or five percent of the outstanding AMPS.

     The Board of Trustees of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                          ITEM 1. ELECTION OF TRUSTEES

     At the Meeting, the Board of Trustees will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Trustees to be elected by holders of AMPS; and

          (2) All proxies of the holders of Common Shares and AMPS, voting together as a class, in favor of the four (4) persons designated as Trustees to be elected by holders of Common Shares and AMPS.

     The Board of Trustees of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Trustees may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth below:

TO BE ELECTED BY HOLDERS OF AMPS, VOTING SEPARATELY AS A CLASS:

                                                                                                            SHARES
                                                                                                         BENEFICIALLY
                                                                                                         OWNED ON THE
                                                                                                         RECORD DATE
                                                            PRINCIPAL OCCUPATIONS                       --------------
                                                            DURING PAST FIVE YEARS            TRUSTEE   COMMON
             NAME AND ADDRESS               AGE          AND PUBLIC DIRECTORSHIPS(1)           SINCE    SHARES   AMPS
------------------------------------------  ----  ------------------------------------------  --------  -------  -----
James H. Bodurtha(1)(2) ..................   53   Director and Executive Vice President, The    1995       0       0
  36 Popponesset Road                               China Business Group, Inc. since 1996;
  Cotuit, Massachusetts 02635                       Chairman and Chief Executive Officer,
                                                    China Enterprise Management Corporation
                                                    from 1993 to 1996; Chairman, Berkshire
                                                    Corporation since 1980; Partner, Squire,
                                                    Sanders & Dempsey from 1980 to 1993.

Joseph L. May(1)(2) ......................   68   Attorney in private practice since 1984;      1992       0       0
  424 Church Street                                 President, May and Athens Hosiery Mills
  Suite 2000                                        Division, Wayne-Gossard Corporation from
  Nashville, Tennessee 37219                        1954 to 1983; Vice President,
                                                    Wayne-Gossard Corporation from 1972 to
                                                    1983; Chairman, The May Corporation

                                                    (personal holding company) from 1972 to
                                                    1983; Director, Signal Apparel Co. from
                                                    1972 to 1989.

TO BE ELECTED BY HOLDERS OF COMMON SHARES AND AMPS, VOTING TOGETHER AS A SINGLE
CLASS:

                                                                                                            SHARES
                                                                                                         BENEFICIALLY
                                                                                                         OWNED ON THE
                                                                                                         RECORD DATE
                                                            PRINCIPAL OCCUPATIONS                       --------------
                                                            DURING PAST FIVE YEARS            TRUSTEE   COMMON
             NAME AND ADDRESS               AGE          AND PUBLIC DIRECTORSHIPS(1)           SINCE    SHARES   AMPS
------------------------------------------  ----  ------------------------------------------  --------  -------  -----
Herbert I. London(1)(2) ..................   58   John M. Olin Professor of Humanities, New     1992       0       0
  113-115 University Place                          York University since 1993 and Professor
  New York, New York 10003                          thereof since 1980; Dean, Gallatin
                                                    Division of New York University from
                                                    1976 to 1993; Distinguished Fellow,
                                                    Herman Kahn Chair, Hudson Institute from
                                                    1984 to 1985; Trustee, Hudson Institute
                                                    since 1980 and President in 1997;
                                                    Director, Damon Corporation from 1991
                                                    to 1995; Overseer, Center for Naval
                                                    Analyses from 1983 to 1993; Limited
                                                    Partner, Hypertech LP in 1996.

Robert R. Martin(1)(2) ...................   70   Chairman and Chief Executive Officer,         1993       0       0
  513 Grand Hill                                    Kinnard Investments, Inc. from 1990 to
  St. Paul, Minnesota 55102                         1993; Executive Vice President, Dain
                                                    Bosworth from 1974 to 1989; Director,
                                                    Carnegie Capital Management from 1977 to
                                                    1985 and Chairman thereof in 1979;
                                                    Director, Securities Industry
                                                    Association from 1981 to 1982 and Public
                                                    Securities Association from 1979 to
                                                    1980; Chairman of the Board, WTC
                                                    Industries, Inc. in 1994; Trustee,
                                                    Northland College since 1992.

Andre F. Perold(1)(2) ....................   45   Professor, Harvard Business School since      1992       0       0
  Morgan Hall                                       1989 and Associate Professor from 1983
  Soldiers Field                                    to 1989; Trustee, The Common Fund since
  Boston, Massachusetts 02163                       1989; Director, Quantec Limited since
                                                    1991 and TIBCO from 1994 to 1996.


                                                                                                            SHARES
                                                                                                         BENEFICIALLY
                                                                                                         OWNED ON THE
                                                                                                         RECORD DATE
                                                            PRINCIPAL OCCUPATIONS                       --------------
                                                            DURING PAST FIVE YEARS            TRUSTEE   COMMON
             NAME AND ADDRESS               AGE          AND PUBLIC DIRECTORSHIPS(1)           SINCE    SHARES   AMPS
------------------------------------------  ----  ------------------------------------------  --------  -------  -----
Arthur Zeikel(1)* ........................   65   President of Fund Asset Management, L.P.      1992       0       0
  P.O. Box 9011                                     ('FAM') (which term as used herein
  Princeton, New Jersey 08543-9011                  includes its corporate predecessors)
                                                    since 1977; President of MLAM (which
                                                    term as used herein includes its
                                                    corporate predecessors) since 1977;
                                                    President and Director of Princeton
                                                    Services, Inc. ('Princeton Services')
                                                    since 1993; Executive Vice President of
                                                    Merrill Lynch & Co., Inc. ('ML & Co.')
                                                    since 1990; Director of Merrill Lynch
                                                    Funds Distributor, Inc. ('MLFD') since
                                                    1977.

------------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See 'Compensation of Trustees.'

(2) Member of the Audit Committee of the Board of Trustees.

  * Interested person, as defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act'), of the Fund.

     Committee and Board of Trustees Meetings. The Board of Trustees has a standing Audit Committee, which consists of Trustees who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Trustees have retained independent legal counsel to assist them in connection with these duties. The Board of Trustees does not have a nominating committee.

     During the fiscal year ended October 31, 1996, the Board of Trustees held four meetings and the Audit Committee held four meetings. All of the Trustees attended at least 75% of the aggregate of the total number of meetings of the

Board of Trustees and, if a member, of the total number of meetings of the Audit Committee held during the period for which he served.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Fund's officers, trustees and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ('SEC') and the New York Stock Exchange. Officers, trustees and greater than ten percent shareholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, trustees, greater than ten percent beneficial owners and other persons subject to Section 16 of the

Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund considers Mr. Zeikel to be an 'interested person' of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Trustees. FAM, the Fund's investment adviser, pays all compensation to all officers of the Fund and all Trustees of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Trustee not affiliated with FAM (each a 'non-affiliated Trustee') a fee of $2,500 per year plus $250 per meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Trustees, a fee of $500 per year plus $125 per meeting attended, together with such Trustee's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $22,997 for the fiscal year ended October 31, 1996.

     The following table sets forth for the fiscal year ended October 31, 1996 compensation paid by the Fund to the non-affiliated Trustees and, for the year ended December 31, 1996, the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ('FAM/MLAM Advised Funds'), to the non-affiliated Trustees.

                                                                                            AGGREGATE COMPENSATION FROM

                                                                PENSION OR RETIREMENT           FUND AND FAM / MLAM
      NAME OF                                 COMPENSATION    BENEFITS ACCRUED AS PART         ADVISED FUNDS PAID TO
      TRUSTEE                                   FROM FUND          OF FUND EXPENSES                  TRUSTEES(1)
      -------                                 ------------    -------------------------   -------------------------------
James H. Bodurtha                                $4,500                 None                         $ 148,500
Herbert I. London                                 4,500                 None                           148,500
Robert R. Martin                                  4,500                 None                           148,500
Joseph L. May                                     4,500                 None                           148,500
Andre F. Perold                                   4,500                 None                           148,500

------------------
(1) The Trustees serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Bodurtha (22 registered investment companies consisting of 46 portfolios); Mr. London (22 registered investment companies consisting of 46 portfolios); Mr. Martin (22 registered investment companies consisting of 46 portfolios); Mr. May (22 registered investment companies consisting of 46 portfolios); and Mr. Perold (22 registered investment companies consisting of 46 portfolios).

     Officers of the Fund. The Board of Trustees has elected eight officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                                            OFFICER
                         NAME AND PRINCIPAL OCCUPATION                                 OFFICE        AGE     SINCE
--------------------------------------------------------------------------------   ---------------   ---    -------
Arthur Zeikel ..................................................................      President      65       1992
  President of FAM since 1977; President of MLAM since 1977; President and
  Director of Princeton Services since 1993; Executive Vice President of ML &
  Co. since 1990; Director of MLFD since 1977.

Terry K. Glenn .................................................................   Executive Vice    56       1992
  Executive Vice President of FAM and MLAM since 1983; Executive Vice President       President
  and Director of Princeton Services since 1993; President of MLFD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P.
  since 1988.

                                                                                                            OFFICER
                         NAME AND PRINCIPAL OCCUPATION                                 OFFICE        AGE     SINCE
--------------------------------------------------------------------------------   ---------------   ---    -------
Vincent R. Giordano ............................................................     Senior Vice     52       1992

  Portfolio Manager of FAM and MLAM since 1977 and Senior Vice President of FAM       President
  and MLAM since 1984; Senior Vice President of Princeton Services since 1993;
  Vice President of MLAM from 1980 to 1984.

Kenneth A. Jacob ...............................................................   Vice President    46       1992
  Vice President of MLAM since 1984.

Donald C. Burke ................................................................   Vice President    37       1993
  Vice President and Director of Taxation of MLAM since 1990; Employee of
  Deloitte & Touche LLP from 1982 to 1990.

William Michael Petty ..........................................................   Vice President    36       1995
  Vice President of MLAM since 1993; Assistant Vice President of MLAM from 1992 to 1993; Municipal bond broker with J.J. Kenny Municipal Bond Brokers from
  1990 to 1992.

Gerald M. Richard ..............................................................      Treasurer      48       1992
  Senior Vice President and Treasurer of FAM and MLAM since 1984; Senior Vice
  President and Treasurer of Princeton Services since 1993; Vice President of
  MLFD since 1981 and Treasurer thereof since 1984.

Philip M. Mandel ...............................................................      Secretary      50       1997
  Vice President of FAM and MLAM since 1997; Assistant General Counsel of
  Merrill Lynch, Pierce, Fenner & Smith Incorporated ('MLPF&S') from 1989 to
  1997.

     Share Ownership. At the Record Date, the Trustees and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the Common Shares of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, an officer and a Trustee of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

     The Board of Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ('D&T'), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Trustees of the Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted 'FOR' the Trustee nominees and 'FOR' the ratification of D&T as independent auditors.

     With respect to Item 1, 'Election of Trustees,' holders of AMPS, voting separately as a class, are entitled to elect two Trustees and holders of Common Shares and AMPS, voting together as a single class, are entitled to elect the remaining Trustees. Assuming a quorum is present, (i) election of the two Trustees to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of the votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; (ii) election of the remaining Trustees will require the affirmative vote of a majority of the votes cast by the holders of Common Shares and AMPS represented at the Meeting and entitled to vote, voting together as a single class; and (iii) approval of Item 2, 'Selection of Independent Auditors,' will require the affirmative vote of a majority of the votes cast by the holders of Common Shares and AMPS represented at the Meeting and entitled to vote, voting together as a single class.

     Broker-dealer firms, including MLPF&S, holding Fund shares in 'street name' for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Trustees (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies that are returned to the Fund but that are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares on Items 1 and 2 in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996 AND A COPY OF ITS SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED APRIL 30, 1997 TO ANY SHAREHOLDER UPON REQUEST. Such requests should be directed to MuniVest Pennsylvania Insured Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Philip M. Mandel, or to 1-800-456-4587 ext. 123.

SHAREHOLDER PROPOSALS

     If a shareholder intends to present a proposal at the 1998 Annual Meeting of Shareholders of the Fund, which is anticipated to be held in September 1998, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by April 3, 1998.

                                          By Order of the Board of Trustees
                                          Philip M. Mandel
                                          Secretary

Dated: August 7, 1997

                                                                 COMMON SHARES

                       MUNIVEST PENNSYLVANIA INSURED FUND
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                    P R O X Y

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniVest Pennsylvania Insured Fund (the "Fund") held of record by the undersigned on July 25, 1997 at the annual meeting of shareholders of the Fund to be held on September 18, 1997 or any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)

  Please mark boxes /X/ or /X/ in blue or black ink.

1.  ELECTION OF DIRECTORS       FOR all nominees listed below                       WITHHOLD AUTHORITY
                                (except as marked to the contrary below)  / /       to vote for all nominees listed below  / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) HERBERT I. LONDON, ROBERT R. MARTIN, ANDRE F. PEROLD, ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

                                              FOR / /  AGAINST / /  ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                   Please sign exactly as name appears hereon.
                                   When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                                   Dated:                             , 1997
                                         -----------------------------

                                   X
                                     ---------------------------------------
                                                    Signature

                                   X
                                     ---------------------------------------
                                           Signature, if held jointly

   SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                 AUCTION MARKET
                                                               PREFERRED SHARES

                       MUNIVEST PENNSYLVANIA INSURED FUND
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                    P R O X Y

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniVest Pennsylvania Insured Fund (the "Fund") held of record by the undersigned on July 25, 1997 at the annual meeting of shareholders of the Fund to be held on September 18, 1997 or any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                (Continued and to be signed on the reverse side)

  Please mark boxes /X/ or /X/ in blue or black ink.

1.  ELECTION OF DIRECTORS      FOR all nominees listed below                       WITHHOLD AUTHORITY
                               (except as marked to the contrary below)  / /       to vote for all nominees listed below  / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) JAMES H. BODURTHA, HERBERT
I. LONDON, ROBERT R. MARTIN, JOSEPH L. MAY, ANDRE F. PEROLD, ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

                                            FOR / /   AGAINST / /   ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                   Please sign exactly as name appears hereon.
                                   When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                                   Dated:                             , 1997
                                          ----------------------------

                                   X
                                     ---------------------------------------
                                                   Signature

                                   X
                                     ---------------------------------------
                                            Signature, if held jointly

   SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                        2



